Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the amended Quarterly report of WPCS International Incorporated (the "Company") on Form 10-QSB/A for the period ending July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Hidalgo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



May 13, 2004



                                                     /s/ Andrew Hidalgo
                                                         --------------
                                                         Andrew Hidalgo
                                                         Chief Executive Officer